UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 20, 2002

                                   VALESC INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-31459                23-3048857
        --------                   -------                ----------
    (State or Other      (Commission File Number)  (IRS Identification Number)
     Jurisdiction of
     Incorporation)


                  2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
                  ----------------------------------------------
               (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (972)495-3900


Item 1. Changes in Control of Registrant.

     Atlas Holdings Inc. ("Atlas"), the holder of 82.8% of the outstanding common stock of Valesc Inc. (the "Registrant"), was merged with and into the Registrant (the "Merger") on May 20, 2002 as more fully described in Item 2 below. As a result of the Merger, the shareholders of Atlas acquired 82.8% of the Registrant's common stock.

           Jeremy Kraus, our Chairman and Chief Executive Officer, Garrett Miller, our Vice President and Director, Samuel Cohen, our President and Director, and Harry Kraus, the President of our subsidiary, OJI Surgical, Inc., owned 41%, 25%, 25% and 2%, respectively, of Atlas before the Merger. As a result of the Merger, they now beneficially own the following shares of the
Registrant:

TITLE            NAME OF                 AMOUNT AND NATURE OF   PERCENT OF
OF CLASS         BENEFICIAL OWNER        BENEFICIAL OWNERSHIP   CLASS
--------         --------------------    --------------------   ----------

Common           Jeremy Kraus            3,510,937(1)                34.1%
Stock            Chairman and Chief
                 Executive Officer

Common           Samuel Cohen            2,110,639(1)                20.5%
Stock            President and
                 Director

Common           Garrett Miller          2,110,639(1)                20.5%
Stock            Vice President
                 and Director




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Common           Harry Kraus             227,624(2)                  2.2%
Stock            President of
                 OJI Surgical, Inc.      ---------                  -----

         Total (all directors and        7,959,834                   77.3%
         executive officers as a group)


(1) Owned directly. Each officer also holds unexercised options to purchase 100,000 shares of common stock at $.25 per share.

(2) 144,632 shares owned directly, and 82,992 shares owned beneficially through SMT Enterprises Corporation, which owns 2.5% of the Registrant's common stock and is owned 31% by Harry Kraus. Mr. Kraus also holds warrants to purchase 50,000 shares of common stock.

Item 2.  Acquisition or Disposition of Assets.

     On May 20, 2002 pursuant to the terms of a Merger Agreement dated May 20, 2002 by and between the Registrant and Atlas (the "Merger Agreement"), Atlas merged with and into the Registrant. The terms of the Merger are as set forth in the Merger Agreement and in the Agreement and Plan of Merger, dated April 25, 2002 (the "Agreement and Plan of Merger"), which is attached as Exhibit A to the Merger Agreement, copies of which are attached hereto as Exhibit 2.1. The description of the Merger is qualified in its entirety by reference to the Merger Agreement and to the Agreement and Plan of Merger.

           Pursuant to the Merger, among other things, (a) each issued and outstanding share of the stock of Atlas was exchanged for 986.12568 shares of common stock of the Registrant, for a total of 8,458,000 shares of common stock of the Registrant to the Atlas shareholders, and (b) 8,458,000 shares of common stock of the Registrant owned by Atlas prior to the Merger were cancelled.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           No financial statements or pro forma financial information are being filed for Atlas, because Atlas had no assets or liabilities and served only as a holding company for the Registrant prior to the Merger.

           The exhibits listed in the index on page 4 are filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Valesc Inc.
                                              (Registrant)


Date:  May 20, 2002                          By: /s/ Samuel Cohen
                                                 -----------------
                                                 Samuel Cohen
                                                 President

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION

     2.1 Merger Agreement by and between Valesc Inc. and Atlas Holdings Inc. dated May 20, 2002.